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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Underline, Inc.:

We consent to the use of our report on the financial statements of Underline, Inc. as of and for the year ended December 31, 1999, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Boston, Massachusetts
March 6, 2000